                                   VAN KAMPEN
                                   GOVERNMENT
                                SECURITIES FUND


                               Semi-Annual Report
                                 June 30, 1998


                             [PHOTO APPEARS HERE]



                                  Van Kampen
                                     FUNDS

             Table of Contents
Letter to Shareholders................. 1
Performance Results.................... 3
Glossary of Terms...................... 4
Portfolio Management Review............ 5
Portfolio Highlights................... 7
Portfolio of Investments............... 8
Statement of Assets and Liabilities....10
Statement of Operations................11
Statement of Changes in Net Assets.....12
Financial Highlights...................13
Notes to Financial Statements..........16

GOVT SAR 8/98

                             Letter to Shareholders

July 16, 1998                              [PHOTO APPEARS HERE]
                                           Dennis J. McDonnell and Don G. Powell

Dear Shareholder,

     As you may know, Van Kampen American Capital is consolidating all of the retail mutual funds that we distribute under the single name of Van Kampen Funds. This move accompanies the change in our legal name to Van Kampen Funds Inc.

     You can be assured that the change in your fund's name will not affect its management or daily operations. You will begin seeing the application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

Economic Review

     The U.S. economy continued to expand at a robust pace despite a deepening recession in Asia. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators has forecasted a slowdown in economic growth for later this year.

     Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.

     While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

Market Review

     Domestic fixed-income securities benefited from a global flight to quality by investors--caused by turmoil in Asia and by the growing perception that the domestic economy was slowing. After starting the year at 5.92 percent, the yield on the 30-year Treasury benchmark bond rose to over 6.00 percent during the spring amid signs that some Asian economies were beginning to recover. When weakness in the Japanese yen undercut that recovery, U.S. bond prices surged, causing long-term government yields to fall to 5.62 percent by the end of the reporting period.


                                       1                   Continued on page two

     While all sectors of the domestic fixed-income market posted positive returns, strength was concentrated among longer-term, higher-quality issues. For the six months of 1998, long-term government bonds gained 6.27 percent, compared to 4.51 percent for high-yield corporate bonds.

Outlook

     We believe economic growth is likely to moderate in coming months as the impact of the Asian crisis becomes more evident. A return to the "Goldilocks" economy--not too hot, not too cold--should allow long-term interest rates to fall modestly from current levels. If fallout from Asia does not slow economic activity enough to counteract the inflationary pressures building in the economy, we would expect the Federal Reserve to raise short-term interest rates by the end of the year.

     Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,



/s/  Don G. Powell                    /s/ Dennis J. McDonnell


     Don G. Powell                        Dennis J. McDonnell
     Chairman                             President
     Van Kampen Asset Management Inc.     Van Kampen Asset Management Inc.

            Performance Results for the Period Ended June 30, 1998

                     Van Kampen Government Securities Fund

                                            A Shares    B Shares    C Shares
Total Returns
Six-month total return based on NAV/1/......    3.27%       2.91%       2.91%
Six-month total return/2/...................   (1.62%)     (1.09%)      1.91%
One-year total return/2/....................    4.56%       5.03%       8.05%
Five-year average annual total return/2/....    4.52%       4.53%       4.75%
Ten-year average annual total return/2/.....    7.66%         N/A         N/A
Life-of-Fund average annual total return/2/.    8.13%       5.53%       4.85%
Commencement date........................... 07/16/84    12/20/91    03/10/93

Distribution Rate and Yield
Distribution Rate/3/........................    6.13%       5.73%       5.74%
SEC Yield/4/................................    5.11%       4.58%       4.56%

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/ Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/ SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1998.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                               Glossary of Terms


Basis point: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to
     6.65 percent, it is a 35 basis-point move.

Coupon rate: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value. The coupon rate is usually fixed and tends to be higher among bonds with lower maturities or lower credit ratings.

Duration: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one percent change in the price of a bond for every one percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

Federal funds rate: The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

Federal Reserve Board (Fed): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

Inflation: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

Mortgage-backed securities: Securities backed by pools of similar mortgages.
     These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

Net asset value (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

Yield: The annual rate of return on an investment, expressed as a percentage.
     For bonds and notes, the yield is the annual interest divided by the market price.

Yield curve: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

                          Portfolio Management Review

                     Van Kampen Government Securities Fund

We recently spoke with the management team of the Van Kampen Government Securities Fund about the key events and economic forces that shaped the markets during the past six months. The team includes John R. Reynoldson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six months ended June 30, 1998.

Q How would you describe the market in which the Fund operated during this period?

A    For the first six months of the year, the yield of the benchmark 10-year
Treasury was predominately restricted to a narrow yield range. At the same time, the market continued to operate under a cloud of suspicion regarding the Asian currency crisis. When renewed rumblings of international problems emerged in the second quarter, the 10-year Treasury dropped below 5.50 percent.

     The impact from Asia also tempered fears of inflation in the United States in spite of continued strong economic growth. Consequently, Federal Reserve Board meetings during the period resulted in no change to the federal funds rate. Chairman Alan Greenspan's sentiments supported the theory that the problems in Asia will likely continue to affect the U.S. economy for some time, decreasing the need for a more restrictive monetary policy.

     In addition to the fact that this period was marked by low volatility and relatively few changes to the fixed-income market, the yield curve between long-term and short-term securities continued to flatten, with rates for long-term securities decreasing more than rates for short-term securities. As a result, investors were more willing to purchase higher-yielding securities in spite of the additional risk these securities represent.

Q    How did these conditions affect your management of the Fund's portfolio?

A    In this low-volatility, low-yield environment, we maintained the Fund's position in mortgage-backed securities with an increased focus on reducing the portfolio's exposure to prepayment risk. Securities with high coupons--generally at or above 8 percent--were especially at risk in the first few months of the year. Consequently, we allocated a portion of the Fund's assets to FNMA 15-year mortgage bonds with six to seven percent coupons.

     We finished the period with approximately 46 percent of the portfolio invested in mortgage-backed investments and the remainder invested in Treasury securities. This profile represents an overweighting in more conservative 15- and 30-year bonds with an average 6.5 and 7.0 percent coupon and a bias toward GNMAs, which tend to have less exposure to prepayment risks than FNMAs and FHLMCs. Because of the flattening yield curve, the majority of the portfolio's Treasury securities were invested in the long end of the curve.

     Following the bond rally in January, we reduced the portfolio's duration to more neutral levels, but extended it somewhat in mid-April. At the end of the period, the Fund's duration was 5.4 years. Please refer to page seven for additional Fund portfolio highlights.

Q    How did the fund perform during the reporting period?

A    For the six-month period ended June 30, 1998, the Government Securities
Fund generated a total return of 3.27 percent/1/ (Class A shares at net asset value). By comparison, the Lehman Brothers Mutual Fund U.S. Government/Mortgage Index posted a total return of 3.88 percent for the same period. This broad-based index attempts to measure the market performance of government securities with maturities between one and ten years and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. For additional Fund performance results, please refer to the chart on page three.

Q    What is your outlook for the months ahead?

A    By the end of the second quarter, economic growth was showing signs of slowing down. We look for this trend to continue, particularly in light of a buildup in manufacturing inventories resulting from decreased demand for exports from Asia. With this in mind, we expect to operate the Fund in a very constructive market. As such, we will continue to judiciously monitor the portfolio's exposure to mortgage-backed securities with an eye toward the risk of increased prepayments. In addition to generally holding an average to somewhat long duration, we will also continue to maintain the portfolio's makeup of lower coupon holdings with a focus on GNMA and 15-year paper, and longer-term Treasuries.


/s/  Peter W. Hegel                  /s/ John R. Reynoldson
Peter W. Hegel                       John R. Reynoldson
Chief Investment Officer             Portfolio Manager
Fixed Income Investments

                                       6      Please see footnotes on page three

                             Portfolio Highlights

                     Van Kampen Government Securities Fund


Coupon Distribution as of June 30, 1998

                           [BAR CHART APPEARS HERE]

Percentage of                                Coupon Rate
Long-Term Investments        6-6.9   7-7.9   8-8.9   9-9.9   10 or more
50%
40%                                          43.0%
30%                                  32.7%
20%                          17.9%
10%
0%                                                   2.7%    3.7%


Portfolio Composition by Sector as a Percentage of Long-Term Investments

As of June 30, 1998
[_] U.S. Treasuries......... 54%
[_] GNMAs................... 19%      [PIE CHART APPEARS HERE]
[_] FNMAs................... 22%
[_] FHLMCs..................  5%

Duration

                           As of June 30, 1998    As of December 31, 1997
Duration                         5.4 years             4.9 years

                           Portfolio of Investments

                           June 30, 1998 (Unaudited)

===============================================================================================================
Par
Amount                                                                                                   Market
(000)     Description                                           Coupon           Maturity                 Value
---------------------------------------------------------------------------------------------------------------
          United States Government Agency Obligations 45.4%
$    -0-  Federal Home Loan Mortgage Corp. Pool................ 11.000%          02/01/14          $        271
  39,119  Federal Home Loan Mortgage  Corp.
          Gold 30 Year Pools...................................  7.000     02/01/23 to 09/01/24      39,711,361
  60,545  Federal Home Loan Mortgage Corp.
          Gold 30 Year Pools...................................  7.500     01/01/22 to 07/01/24      62,123,141
   1,914  Federal Home Loan Mortgage Corp.
          Gold 30 Year Pools...................................  8.000     07/01/24 to 09/01/24       1,985,187
     -0-  Federal National Mortgage Association
          7 Year Balloon Pool..................................  7.000           12/01/99                   299
 135,781  Federal National Mortgage Association
          15 Year Dwarf Pools..................................  6.000     01/01/09 to 04/01/13     134,364,807
  49,923  Federal National Mortgage Association
          15 Year Dwarf Pools..................................  6.500     12/01/07 to 06/01/12      50,214,885
  32,762  Federal National Mortgage Association
          15 Year Dwarf Pools..................................  7.500     03/01/02 to 09/01/12      33,712,730
  88,357  Federal National Mortgage Association Pools..........  6.500     01/01/26 to 06/01/26      87,981,858
  74,841  Federal National Mortgage Association Pools..........  7.000     10/01/24 to 05/01/25      75,903,101
  64,574  Federal National Mortgage Association Pools..........  7.500     03/01/22 to 01/01/25      66,267,887
     247  Federal National Mortgage Association Pools..........  8.000     09/01/24 to 11/01/24         255,984
     200  Federal National Mortgage Association Pools.......... 11.500     02/01/13 to 05/01/19         228,062
   3,398  Federal National Mortgage Association Pools.......... 12.000     03/01/13 to 01/01/16       3,916,187
  90,663  Government National Mortgage Association Pools.......  6.500     07/15/24 to 07/15/26      90,411,621
  82,328  Government National Mortgage Association Pools.......  7.000     01/15/23 to 03/15/26      83,649,745
  53,417  Government National Mortgage Association Pools.......  7.500     02/15/07 to 08/15/24      54,956,123
  55,667  Government National Mortgage Association Pools.......  8.000     07/15/07 to 10/15/25      58,053,091
  27,244  Government National Mortgage Association Pools.......  8.500     09/15/04 to 12/15/21      28,869,744
  50,320  Government National Mortgage Association Pools.......  9.000     11/15/17 to 12/15/19      54,300,439
     185  Government National Mortgage Association Pools....... 11.000     01/15/10 to 11/15/20         209,750

                                       8       See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

======================================================================================================================
Par
Amount                                                                                                          Market
(000)     Description                                                Coupon           Maturity                   Value
----------------------------------------------------------------------------------------------------------------------
          United States Government Agency Obligations (Continued)
$  4,928  Government National Mortgage Association Pools...........  12.000%    06/15/11 to 08/15/15     $    5,714,601
   2,022  Government National Mortgage Association Pools...........  12.500     04/15/10 to 07/15/18          2,365,571
                                                                                                         --------------
            Total United States Government Agency Obligations......                                         935,196,445
                                                                                                         --------------

          United States Treasury Obligations 52.7%
 120,000  United States Treasury Bonds (a).........................   8.125           08/15/19              154,927,200
  50,000  United States Treasury Bonds.............................  11.125           08/15/03               62,250,000
 175,000  United States Treasury Notes (a).........................   7.000           07/15/06              191,191,000
  50,000  United States Treasury Notes.............................   7.500           05/15/02               53,345,000
 395,000  United States Treasury Notes (a).........................   8.500     02/15/00 to 11/15/00        417,324,600
 215,000  United States Treasury Notes (a).........................   8.875           11/15/98              207,654,750
                                                                                                         --------------
            Total United States Treasury Obligations................................................      1,086,692,550
                                                                                                         --------------

Total Long-Term Investments 98.1%
  (Cost $1,965,007,810).............................................................................      2,021,888,995

Repurchase Agreement 0.3%
  BA Securities ($5,920,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/30/98, to be sold on 07/01/98 at $5,920,995)
  (Cost $5,920,000).................................................................................          5,920,000
                                                                                                         --------------

Total Investments 98.4%
  (Cost $1,970,927,810).............................................................................      2,027,808,995

Other Assets in Excess of Liabilities 1.6%..........................................................         32,319,408
                                                                                                         --------------

Net Assets 100.0%...................................................................................     $2,060,128,403
                                                                                                         ==============

(a) Assets segregated as collateral for open forward and open futures transactions.

                                       9       See Notes to Financial Statements

                      Statement of Assets and Liabilities

                           June 30, 1998 (Unaudited)


=============================================================================================
Assets:
Total Investments (Cost $1,970,927,810)......................................  $2,027,808,995
Receivables:
  Interest...................................................................      27,842,594
  Fund Shares Sold...........................................................      23,341,082
  Variation Margin on Futures................................................       1,082,812
Forward Commitments..........................................................         622,982
Other........................................................................         154,488
                                                                               --------------
  Total Assets...............................................................   2,080,852,953
                                                                               --------------
Liabilities:
Payables:
  Income Distributions.......................................................      11,631,482
  Fund Shares Repurchased....................................................       6,034,348
  Distributor and Affiliates.................................................       1,312,425
  Investment Advisory Fee....................................................         889,159
  Custodian Bank.............................................................           1,102
Accrued Expenses.............................................................         525,100
Trustees' Deferred Compensation and Retirement Plans.........................         330,934
                                                                               --------------
  Total Liabilities..........................................................      20,724,550
                                                                               --------------
Net Assets...................................................................  $2,060,128,403
                                                                               ==============
Net Assets Consist of:
Capital......................................................................  $2,640,461,395
Net Unrealized Appreciation..................................................      64,608,862
Accumulated Distributions in Excess of Net Investment Income.................        (683,431)
Accumulated Net Realized Loss................................................    (644,258,423)
                                                                               --------------
Net Assets...................................................................  $2,060,128,403
                                                                               ==============
Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $1,880,117,447 and 183,162,717 shares of beneficial interest issued
     and outstanding)........................................................  $        10.26
     Maximum sales charge (4.75%* of offering price).........................             .51
                                                                               --------------
     Maximum offering price to public........................................  $        10.77
                                                                               ==============
  Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $164,801,936 and 16,056,991 shares of beneficial interest
     issued and outstanding).................................................  $        10.26
                                                                               ==============
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $15,209,020 and 1,485,091 shares of beneficial interest issued
     and outstanding)........................................................  $        10.24
                                                                               ==============

*On sales of $100,000 or more, the sales charge will be reduced.


                                               See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================

Investment Income:
Interest..........................................................  $77,416,545
                                                                    -----------
Expenses:
Investment Advisory Fee...........................................    5,492,923
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,270,227, $909,424 and $78,798, respectively)...    3,258,449
Shareholder Services..............................................    1,791,645
Custody...........................................................      135,113
Trustees' Fees and Expenses.......................................       41,943
Legal.............................................................       18,897
Other.............................................................      504,898
                                                                    -----------
  Total Expenses..................................................   11,243,868
                                                                    -----------
Net Investment Income.............................................  $66,172,677
                                                                    ===========
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments.....................................................  $  (595,333)
  Futures.........................................................    4,134,895
  Forward Commitments.............................................      964,831
                                                                    -----------
Net Realized Gain.................................................    4,504,393
                                                                    -----------
Unrealized Appreciation/Depreciation:
     Beginning of the Period......................................   67,300,424
                                                                    -----------
     End of the Period:
          Investments.............................................   56,881,185
          Futures.................................................    7,253,132
          Forward Commitments.....................................      474,545
                                                                    -----------
                                                                     64,608,862
                                                                    -----------
Net Unrealized Depreciation During the Period.....................   (2,691,562)
                                                                    -----------
Net Realized and Unrealized Gain..................................  $ 1,812,831
                                                                    ===========
Net Increase in Net Assets From Operations........................  $67,985,508
                                                                    ===========

                                               See Notes to Financial Statements

                       Statement of Changes in Net Assets

                   For the Six Months Ended June 30, 1998 and
                  the Year Ended December 31, 1997 (Unaudited)
================================================================================

                                                                Six Months Ended          Year Ended
                                                                   June 30, 1998   December 31, 1997
----------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.........................................     $  66,172,677       $ 146,884,848
Net Realized Gain/Loss........................................         4,504,393         (27,878,030)
Net Unrealized Appreciation/Depreciation
  During the Period...........................................        (2,691,562)         71,602,438
                                                                  --------------     ---------------
Change in Net Assets from Operations..........................        67,985,508         190,609,256
                                                                  --------------     ---------------
Distributions from Net Investment Income......................       (66,448,477)       (146,949,682)
Distributions in Excess of Net Investment Income..............          (683,431)                  0
                                                                  --------------     ---------------
Distributions from and in Excess of Net Investment Income*....       (67,131,908)       (146,949,682)
                                                                  --------------     ---------------
Net Change in Net Assets from Investment Activities...........           853,600          43,659,574
                                                                  --------------     ---------------

From Capital Transactions:
Proceeds from Shares Sold.....................................       289,751,019         132,259,259
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................................        37,936,262          82,009,897
Cost of Shares Repurchased....................................      (414,362,674)       (526,704,317)
                                                                  --------------     ---------------
Net Change in Net Assets from
  Capital Transactions........................................       (86,675,393)       (312,435,161)
                                                                  --------------     ---------------
Total Decrease in Net Assets..................................       (85,821,793)       (268,775,587)
Net Assets:
Beginning of the Period.......................................     2,145,950,196       2,414,725,783
                                                                  --------------     ---------------

End of the Period (Including accumulated undistributed
  net investment income of $(683,431) and
  $275,800, respectively).....................................    $2,060,128,403     $ 2,145,950,196
                                                                  ==============     ===============

                                                                Six Months Ended          Year Ended
*Distribution by Class                                             June 30, 1998   December 31, 1997
----------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
     Class A Shares...........................................      $(61,393,587)      $(133,143,951)
     Class B Shares...........................................        (5,280,892)        (12,711,171)
     Class C Shares...........................................          (457,429)         (1,094,560)
                                                                    ------------       -------------
                                                                    $(67,131,908)      $(146,949,682)
                                                                    ============       =============

                                               See Notes to Financial Statements

                              Financial Highlights

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                             Year Ended December 31,
                                                 Six Months Ended   -----------------------------------------
Class A Shares                                      June 30, 1998       1997       1996       1995       1994
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...........      $ 10.259   $ 10.045   $  10.55   $   9.67   $  10.80
                                                         --------   --------   --------   --------   --------
  Net Investment Income............................          .320       .659       .689        .67        .66
  Net Realized and Unrealized Gain/Loss............          .015       .215      (.504)     .8985    (1.1145)
                                                         --------   --------   --------   --------   --------
Total from Investment Operations...................          .335       .874       .185     1.5685     (.4545)
Less Distributions from and in Excess
  of Net Investment Income.........................          .330       .660       .690      .6885      .6755
                                                         --------   --------   --------   --------   --------
Net Asset Value, End of the Period.................      $ 10.264   $ 10.259   $ 10.045   $  10.55   $   9.67
                                                         ========   ========   ========   ========   ========
Total Return (a)...................................          3.27%*     9.16%      1.90%     16.77%     (4.26%)
Net Assets at End of the Period (In millions)......      $1,880.1   $1,930.4   $2,156.4   $2,544.5   $2,578.7
Ratio of Expenses to Average Net Assets (b)........          1.00%      1.03%      1.06%      1.01%      1.02%
Ratio of Net Investment Income to Average
  Net Assets (b)...................................          6.41%      6.62%      6.88%      6.62%      6.96%
Portfolio Turnover.................................           106%*      114%       271%       231%       306%

*    Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                       13      See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                              Year Ended December 31,
                                                 Six Months Ended   ------------------------------------------
Class B Shares                                   June 30, 1998(a)    1997(a)       1996       1995        1994
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...........       $10.261    $10.050    $ 10.56    $  9.68    $  10.80
                                                          -------    -------    -------    -------    --------
  Net Investment Income............................          .287       .588       .635        .60         .60
  Net Realized and Unrealized Gain/Loss............          .010       .211      (.527)     .8965     (1.1275)
                                                          -------    -------    -------    -------    --------
Total from Investment Operations...................          .297       .799       .108     1.4965      (.5275)
Less Distributions from and in Excess
  of Net Investment Income.........................          .294       .588       .618      .6165       .5925
                                                          -------    -------    -------    -------    --------
Net Asset Value, End of the Period.................       $10.264    $10.261    $10.050    $ 10.56    $   9.68
                                                          =======    =======    =======    =======    ========
Total Return (b)...................................         2.91%*     8.27%      1.17%     15.93%       (4.95%)
Net Assets at End of the Period (In millions)......       $ 164.8    $ 199.2    $ 236.7    $ 285.5    $  278.7
Ratio of Expenses to Average Net Assets (c)........         1.77%      1.78%      1.82%      1.77%       1.78%
Ratio of Net Investment Income to Average
  Net Assets (c)...................................         5.64%      5.87%      6.13%      5.86%       6.20%
Portfolio Turnover.................................          106%*      114%       271%       231%        306%

*    Non-Annualized

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                       14      See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

================================================================================================================
                                               Six Months Ended            Year Ended December 31,
                                                                    --------------------------------------------
Class C Shares                                    June 30, 1998     1997(a)        1996        1995         1994
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............    $10.239     $10.031     $ 10.54     $  9.66     $  10.79
                                                        -------     -------     -------     -------     --------
  Net Investment Income.............................       .285        .587        .623         .60          .60
  Net Realized and Unrealized Gain/Loss.............       .011        .209       (.514)      .8965      (1.1375)
                                                        -------     -------     -------     -------     --------
Total from Investment Operations....................       .296        .796        .109      1.4965       (.5375)
Less Distributions from and in Excess
  of Net Investment Income..........................       .294        .588        .618       .6165        .5925
                                                        -------     -------     -------     -------     --------
Net Asset Value, End of the Period..................    $10.241     $10.239     $10.031     $ 10.54     $   9.66
                                                        =======     =======     =======     =======     ========
Total Return (b)....................................       2.91%*      8.28%       1.18%      15.96%       (5.05%)
Net Assets at End of the Period (In millions).......    $  15.2     $  16.4     $  21.6     $  26.8     $   32.0
Ratio of Expenses to Average Net Assets (c).........       1.77%       1.79%       1.82%       1.77%        1.78%
Ratio of Net Investment Income to Average
  Net Assets (c)....................................       5.64%       5.87%       6.12%       5.86%        6.24%
Portfolio Turnover..................................        106%*       114%        271%        231%         306%

*    Non-Annualized
(a)  Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.


                                               See Notes to Financial Statements

                         Notes to Financial Statements

                           June 30, 1998 (Unaudited)

================================================================================
1. Significant Accounting Policies

Van Kampen Government Securities Fund, formerly known as Van Kampen American Capital Government Securities Fund (the "Fund"), is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of income by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on July 16, 1984. The distribution of the Fund's Class B and C shares commenced on December 20, 1991 and March 10, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities

                           June 30, 1998 (Unaudited)
================================================================================

are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $1,971,396,560; the gross unrealized appreciation is $68,483,867 and the gross unrealized depreciation is $4,343,755, resulting in net unrealized appreciation including open futures transactions and forward commitments of $64,140,112.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $641,024,045 which will expire between December 31, 1998 and December 31, 2005. Of this amount, $211,266,437 will expire on December 31, 1998.

E. Distribution of Income and Gains--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

Average Net Assets                            % Per Annum
=========================================================
First $1 billion.............................  .540 of 1%
Next  $1 billion.............................  .515 of 1%
Next  $1 billion.............................  .490 of 1%
Next  $1 billion.............................  .440 of 1%
Next  $1 billion.............................  .390 of 1%
Next  $1 billion.............................  .340 of 1%
Next  $1 billion.............................  .290 of 1%
Over  $7 billion.............................  .240 of 1%

                           June 30, 1998 (Unaudited)
================================================================================

     For the six months ended June 30, 1998, the Fund recognized expenses of approximately $18,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the six months ended June 30, 1998, the Fund recognized expenses of approximately $137,000 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

     Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $1,368,300. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based upon competitive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At June 30, 1998, capital aggregated $ 2,517,585,839, $ 111,666,188, and
$11,209,368 for Classes A, B and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                   Shares             Value
===========================================================
Sales:
  Class A...................   26,656,593     $ 272,994,388
  Class B...................    1,492,180        15,307,568
  Class C...................      141,612         1,449,063
                              -----------     -------------
Total Sales.................   28,290,385     $ 289,751,019
                              ===========     =============

                           June 30, 1998 (Unaudited)
==============================================================================

                                                      Shares              Value
==============================================================================
Dividend Reinvestment:
  Class A......................................    3,355,688      $  34,356,063
  Class B......................................      318,289          3,259,815
  Class C......................................       31,360            320,384
                                                 -----------      -------------
Total Dividend Reinvestment....................    3,705,337      $  37,936,262
                                                 ===========      =============

Repurchases:
  Class A......................................  (35,013,965)     $(358,549,883)
  Class B......................................   (5,162,310)       (52,880,329)
  Class C......................................     (286,678)        (2,932,462)
                                                 -----------      -------------
Total Repurchases..............................  (40,462,953)     $(414,362,674)
                                                 ===========      =============

     At December 31, 1997, capital aggregated $2,568,785,271, $145,979,134 and
$12,372,383 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                      Shares              Value
==============================================================================
Sales:
  Class A......................................   11,053,580       $111,167,157
  Class B......................................    1,797,284         17,946,215
  Class C......................................      314,437          3,145,887
                                                 -----------      -------------
Total Sales....................................   13,165,301       $132,259,259
                                                 ===========      =============

Dividend Reinvestment:
  Class A......................................    7,387,982       $ 73,655,314
  Class B......................................      769,452          7,676,933
  Class C......................................       68,029            677,650
                                                 -----------      -------------
Total Dividend Reinvestment....................    8,225,463      $  82,009,897
                                                 ===========      =============

Repurchases:
  Class A......................................  (44,948,129)     $(450,176,664)
  Class B......................................   (6,711,644)       (67,148,668)
  Class C......................................     (939,038)        (9,378,985)
                                                 -----------      -------------
Total Repurchases..............................  (52,598,811)     $(526,704,317)
                                                 ===========      =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within

                           June 30, 1998 (Unaudited)
================================================================================
five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          Contingent Deferred
                                                              Sales Charge
                                                        ------------------------
Year of Redemption                                      Class B          Class C
================================================================================
First................................................     4.00%            1.00%
Second...............................................     4.00%             None
Third................................................     3.00%             None
Fourth...............................................     2.50%             None
Fifth................................................     1.50%             None
Sixth and Thereafter.................................      None             None

     For the six months ended June 30, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $63,200 and CDSC on redeemed shares of approximately $379,300. Sales charges do not represent expenses of the Fund.

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments, were $2,240,264,372 and $2,290,590,069, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward.
     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange

                           June 30, 1998 (Unaudited)
================================================================================
traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the six months ended June 30, 1998, were as follows:

                                                                      Contracts
===============================================================================
Outstanding at December 31, 1997.................................         4,000
Futures Opened...................................................        25,850
Futures Closed...................................................       (26,000)
                                                                      ---------
Outstanding at June 30, 1998.....................................         3,850
                                                                      =========

     The futures contracts outstanding as of June 30, 1998, and the descriptions and unrealized appreciation are as follows:

                                                                      Unrealized
                                                      Contracts     Appreciation
================================================================================
Long Contracts:
U.S. Treasury Bond Future
  Sept. 1998 (Current notional value of
  $123,594 per contract)............................      3,850     $  7,253,132
                                                      =========     ============

B. Forward Commitments--The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked-to-market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

                           June 30, 1998 (Unaudited)
================================================================================

    The following forward commitments were outstanding as of June 30, 1998:

Par                                                                           Unrealized
Amount                                                         Current     Appreciation/
(000)              Description                                   Value      Depreciation
========================================================================================
Long Contracts
$ 75,000           FNMA August 15-Year
                   Dwarf Forward, 7.00%................   $ 76,271,625       $  (40,875)
 100,000           FNMA July 15-Year
                   Dwarf Forward, 7.00%................    100,594,000           187,750
  50,000           FNMA July 30-Year Forward, 6.00%....     48,679,750             3,969

Short Contracts
  25,000           GNMA July Forward, 8.00%............     25,906,250            60,545
  75,000           FNMA August 15-Year
                   Dwarf Forward, 7.00%................     76,271,625           216,656
 100,000           FNMA July Forward, 7.50%............    102,578,500            46,500
                                                                              ----------
                                                                              $  474,545
                                                                              ==========

C. Closed but Unsettled Forward Commitments--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. Risks may result as a result of the potential inability of counterparties to meet the terms of their contracts.

     The following closed but unsettled forward transactions were outstanding at June 30, 1998:

                                                                         Net Receivable/
Description                             Receivable             Payable           Payable
========================================================================================
FNMA August 15-Year Dwarf Forward,
  7.00%.............................    $ 50,910,156    $ (50,875,000)        $   35,156
FNMA July Forward, 7.00%............      50,781,250      (50,667,969)           113,281
                                                                              ----------
                                                                              $  148,437
                                                                              ==========

                           June 30, 1998 (Unaudited)
================================================================================
6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1998, are payments retained by Van Kampen of approximately $788,100.

                                Van Kampen Funds

EQUITY FUNDS
Domestic
  Aggressive Equity
  Aggressive Growth
  American Value
  Comstock
  Emerging Growth
  Enterprise
  Equity Growth
  Equity Income
  Growth
  Growth and Income
  Harbor
  Pace
  Real Estate Securities
  U.S. Real Estate
  Utility
  Value
International /Global
  Asian Growth
  Emerging Markets
  Global Equity
  Global Equity Allocation
  Global Managed Assets
  International Magnum
  Latin American
FIXED-INCOME FUNDS
Income
  Corporate Bond
  Global Fixed Income
  Global Government Securities
  Government Securities
  High Income Corporate Bond
  High Yield
  High Yield & Total Return
  Limited Maturity Government
  Short-Term Global Income
  Strategic Income
  U.S. Government
  U.S. Government Trust for Income
  Worldwide High Income
Tax Exempt Income
  California Insured Tax Free
  Florida Insured Tax Free Income
  High Yield Municipal
  Insured Tax Free Income
  Intermediate Term Municipal Income
  Municipal Income
  New York Tax Free Income
  Pennsylvania Tax Free Income
  Tax Free High Income
Capital Preservation and
Senior Loan Funds
  Prime Rate Income Trust
  Reserve
  Senior Floating Rate
  Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money. To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:
 .   visit our web site at
    www.van-kampen.com - to view prospectuses, select Investors' Place, then Download a Prospectus
 .   call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)
 .   e-mail us by visiting
    www.van-kampen.com and selecting Investors' Place

                     Van Kampen Government Securities Fund

Board of  Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Don G. Powell*
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen*--Chairman

Officers

Dennis J. McDonnell*
 President

Ronald A. Nyberg*
 Vice President and Secretary

Edward C. Wood, III*
 Vice President and Chief Financial Officer

Curtis W. Morell*
 Vice President and Chief Accounting Officer

John L. Sullivan*
 Treasurer

Tanya M. Loden*
 Controller

Peter W. Hegel*

Paul R. Wolkenberg*
 Vice President

Investment Adviser

Van Kampen
Asset Management Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

Van Kampen Investor
Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

PricewaterhouseCoopers LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 1998
     All rights reserved.

SM   denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181